Exhibit 10.3

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE, dated as of October 23, 2017 (this “Supplemental Indenture”), among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Company”), GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation, and the other Guarantors party hereto (collectively, the “Guarantors”), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”) under the Indenture, dated as of November 6, 2014 (the “Base Indenture” and, as supplemented by the Second Supplemental Indenture dated as of August 11, 2016, and as may be further amended, supplemented or otherwise modified from time to time, the “Indenture”; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Indenture), among the Company, the Guarantors party thereto and the Trustee.

WHEREAS, pursuant to the Indenture, the Company has issued its 4.125% Senior Notes due 2024 (the “Notes”);

WHEREAS, each of the Company and/or one or more of the Subsidiary Guarantors may in the future find it necessary or desirable to effect a statutory conversion whereby the Company or any such Subsidiary Guarantor shall convert its respective legal form from a corporation organized under its jurisdiction of incorporation to a limited liability company organized under such same jurisdiction pursuant to the procedure set forth in Section 214 of the Delaware Limited Liability Company Act and Section 266(b) of the Delaware General Corporation Law or other applicable state law (such conversion procedure, a “Statutory Conversion”);

WHEREAS, the Indenture does not restrict or prohibit the Company and/or any Subsidiary Guarantor to effect a Statutory Conversion;

WHEREAS, pursuant to Section 903 of the Indenture, the Company, the Guarantors and the Trustee may, without the consent of any Holder, enter into a supplement to the Indenture to amend or supplement the provisions of the Indenture to, inter alia, make any change that does not materially adversely affect the rights of any Holder under the Notes or the Indenture;

WHEREAS, for the clarity and convenience of the parties, the parties hereto desire to execute this Supplemental Indenture;

WHEREAS, the Company has determined that this Supplemental Indenture will not adversely affect the rights of any Holder in any material respect and the Trustee has received an Opinion of Counsel and an Officer’s Certificate to such effect; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms have been done and performed, and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, in consideration of the premises, the Company, the Guarantors, and the Trustee mutually covenant and agree as follows:

ARTICLE I

CONVERSION OF LEGAL FORM

Section 1.01 Statutory Conversion. The Company and/or any Subsidiary Guarantor may at any time effect a Statutory Conversion. Upon the consummation of such Statutory Conversion, the Company, and/or any Subsidiary Guarantor, as applicable, as so converted, shall, without further action and in accordance herewith and under applicable law, continue to have all of the obligations, rights and duties under the Indenture and the Notes of the Company or such Subsidiary Guarantor, as applicable, all without modification, amendment or supplement of any kind, and all as if it were the original signatory thereto.

ARTICLE II

EFFECT OF SUPPLEMENTAL INDENTURE

Section 2.01 Interpretation of Supplemental Indenture. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 2.02 Full Force and Effect. Except to the extent modified hereby, the Indenture shall remain in full force and effect without modification. Any such Statutory Conversion effected pursuant to Article I above shall not in any way discharge, forgive, amend, modify or supplement the obligations of the Company or any Guarantor under the Indenture and/or the Notes.

ARTICLE III

MISCELLANEOUS

Section 3.01 Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company or any Guarantor shall bind its respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 3.02 Benefits of Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture. This Supplemental Indenture shall bind the Company, the Guarantors, the Trustee and the Holders.

Section 3.03 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE TRUSTEE, THE COMPANY, AND ANY OTHER OBLIGOR IN RESPECT HEREOF AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

Section 3.04 Duplicate Originals. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first above written.

THE COMPANY:

GRAPHIC PACKAGING INTERNATIONAL, INC.,

    as Company

By:     /s/ Bradford G. Ankerholz

Name: Bradford G. Ankerholz

Title:   Vice President and Treasurer

THE GUARANTORS:

GRAPHIC PACKAGING HOLDING COMPANY,

    as a Guarantor

By:     /s/ Bradford G. Ankerholz

Name: Bradford G. Ankerholz

Title:   Vice President and Treasurer

FIELD CONTAINER QUERETARO (USA), L.L.C.

HANDSCHY HOLDINGS, LLC

HANDSCHY INDUSTRIES, LLC

RIVERDALE INDUSTRIES, LLC,

    each as a Guarantor

By:     /s/ Bradford G. Ankerholz

Name: Bradford G. Ankerholz

Title:   Vice President and Treasurer

THE TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,

    as Trustee

By:   /s/ David Ferrell

Name: David Ferrell

Title:   Vice President

[Signature Page to Supplemental Indenture (4.125% Senior Notes due 2024)]